                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported) July 14, 1994
                                                 -------------------------------
                                RPS REALTY TRUST
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 MASSACHUSETTS
- - --------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

            1-10093                                      13-6908486
- - ----------------------------------          ------------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)

     733 Third Avenue, New York, New York                      10017
- - --------------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code (212) 370-8585
                                                         ----------------------

- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1(b)        Changes of Control of Registrant

Item 5           Other Events

                 Reference is made to the Letter of Intent dated July 14, 1994 between the Registrant and Ramco-Gershenson, Inc. ("Ramco") and the Registrant's Press Release dated July 14, 1994 relating thereto, each of which is incorporated herein by reference and is included as an exhibit hereto.

                 As described in the Letter of Intent, the Registrant and Ramco have reached an agreement in principle to effectuate a business combination through an operating limited partnership (the "Operating Partnership") to be formed by the Registrant. As contemplated by the Letter of Intent, the Registrant will contribute certain retail properties and cash to the Operating Partnership, and Ramco will contribute certain shopping center properties and stock in its property management corporation to the Operating Partnership, in exchange for units of partnership interest. The Registrant will be the sole general partner of the Operating Partnership and will hold between 63% and 70% of the interests in the Operating Partnership, and Ramco will hold between 30% and 37% of such interests. The limited partnership interests issued to Ramco will be exchangeable for shares of beneficial interest of the Registrant on a one-for-one basis or, at the Registrant's option, for cash. The Letter of Intent contemplates that upon consummation of the transaction, Ramco will have the right to designate four individuals (two of whom will be independent) to serve on the Registrant's nine person Board of Trustees and that the principals of Ramco will become executive officers of the Registrant.

                 Notwithstanding the filing of this Form 8-K under Item 1(b) hereof, the Registrant does not believe that the transaction proposed in the Letter of Intent will result in a change of control of the Registrant.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              RPS REALTY TRUST
                                              (Registrant)



Date:  July 28, 1994                          By:  /s/ Herbert Liechtung
                                                   -----------------------------
                                                   Herbert Liechtung
                                                   President

                                 EXHIBIT INDEX

                                                                                              Sequential
Exhibit                                                                                       Page No.
- - -------                                                                                       ----------
20                        Press Release of the Registrant
                          dated July 14, 1994                                                 5

99                        Letter of Intent dated July 14, 1994
                          between RPS Realty Trust and Ramco-
                          Gershenson, Inc.                                                    7